           [INFORMATION FROM THIS EXHIBIT HAS BEEN OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]




                                                                   EXHIBIT 10.57







                          SALES DISTRIBUTION AGREEMENT

                                       FOR

                                 TESTING SYSTEM

                                       FOR

                                  BLOOD GLUCOSE

                                     BETWEEN

                                 LIFESCAN, INC.

                                       AND

                                 SELFCARE, INC.


                              AS OF OCTOBER 9, 1996


                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I
         DEFINITIONS AND REVISIONS TO GLUCOSE SYSTEM.....................................................1
         1.1      Revisions to Glucose System............................................................1
                  ---------------------------
         1.2      Definitions............................................................................2
                  -----------

ARTICLE II
         SUPPLY OF LS PRODUCTS...........................................................................3
         2.1      Supply of LS Products..................................................................3
                  ---------------------
         2.2      Supply Exclusivity.....................................................................3
                  ------------------

ARTICLE III
         CAPACITY PLANNING...............................................................................4
         3.1      Capacity Plan Concepts.................................................................4
                  ----------------------
         3.2      Proposed and Binding Capacity Plan Definitions.........................................4
                  ----------------------------------------------
         3.3      Base Capacity..........................................................................4
                  -------------
         3.4      Capital Requirements Notices...........................................................5
                  ----------------------------
         3.5      Acceptance and Rejection of Capital Requirements Notices...............................5
                  --------------------------------------------------------
         3.6      Credit for Capital Expenditure Make-up Payments........................................6
                  -----------------------------------------------
         3.7      Cooperation Regarding Capital Expenditure Make-up Payments.............................7
                  ----------------------------------------------------------

ARTICLE IV
         MARKET DEVELOPMENT RIGHTS.......................................................................7
         4.1      Initial Sales Restrictions.............................................................7
                  --------------------------
         4.2      Reserved Marketing Rights..............................................................8
                  -------------------------
         4.3      Failure to Purchase Yearly Minimum.....................................................8
                  ----------------------------------
         4.4      Yearly Minimums:.......................................................................8
                  ---------------
         4.5      Introduction of Competing Electrochemical System......................................10
                  ------------------------------------------------
         4.6      Notice................................................................................10
                  ------

ARTICLE V
         REQUIRED PURCHASE OF LS PRODUCTS...............................................................11


ARTICLE VI
         PRICE..........................................................................................11
         6.1      LS Products Other Than LS Strips......................................................11
                  --------------------------------
         6.2      Base Strip Prices.....................................................................11
                  -----------------
         6.3      Payment in Local Currency for LS Strips...............................................12
                  ---------------------------------------
         6.4      Adjustment Based on LS Resale Price...................................................12
                  -----------------------------------


                                       (i)



         6.5      Adjustment Based on Selfcare Profitability............................................13
                  ------------------------------------------

ARTICLE VII
         FAILURE BY SELFCARE TO SUPPLY..................................................................13
         7.1      Definitions Relating to Self-help Licensing...........................................13
                  -------------------------------------------
         7.2      License on Supply Default.............................................................14
                  -------------------------
         7.3      Communications Following Force Majeure................................................14
                  --------------------------------------
         7.4      Rights Following Force Majeure........................................................14
                  ------------------------------
         7.5      Restoration of Supply by Selfcare.....................................................15
                  ---------------------------------
         7.6      Terms, Royalties......................................................................15
                  ----------------
         7.7      Cooperation...........................................................................15
                  -----------
         7.8      Exclusive Remedy......................................................................16
                  ----------------

ARTICLE VIII
         CERTAIN COVENANTS..............................................................................16
         8.1      LifeScan Covenants....................................................................16
                  ------------------
         8.2      Selfcare Covenants....................................................................17
                  ------------------
         8.3      Authorization.........................................................................17
                  -------------
         8.4      Indemnification.......................................................................17
                  ---------------
ARTICLE IX
         AGREEMENTS REGARDING TECHNOLOGY................................................................19
         9.1      Infringement of Selfcare's Technology.................................................19
                  -------------------------------------
         9.2      U.S. and European Patent Convention Patent Conflicts..................................19
                  ----------------------------------------------------
         9.3      Patent Conflicts in Other Countries...................................................20
                  -----------------------------------
         9.4      Technical Information Necessary for Marketing.........................................20
                  ---------------------------------------------
ARTICLE X
         MISCELLANEOUS..................................................................................20
         10.1     Invoicing, Shipping and Payment.......................................................20
                  -------------------------------
         10.2     Product Warranties....................................................................21
                  ------------------
         10.3     Agreement Term........................................................................21
                  --------------
         10.4     Termination...........................................................................21
                  -----------
         10.5     Miscellaneous.........................................................................22
                  -------------
Schedules

         1.1      Description of Glucose System
         4.4      Inventory Target


                                      (ii)

                          SALES DISTRIBUTION AGREEMENT
                          ----------------------------

                            FOR A TESTING SYSTEM FOR

                                  BLOOD GLUCOSE

     This Distribution Agreement is made as of October 9, 1996 by and between Selfcare, Inc., a Delaware corporation ("Selfcare"), and LifeScan, Inc., a California corporation ("LifeScan"). This Distribution Agreement is entered into pursuant to the Master Agreement dated as of November 10, 1995 (the "Master Agreement") by and among Selfcare, LifeScan and Johnson & Johnson Development Corporation, a New Jersey corporation and relates to a home-use testing system for measuring the concentration of blood glucose.

     In consideration of the mutual covenants contained herein, and in accordance with the terms of the Master Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                   DEFINITIONS AND REVISIONS TO GLUCOSE SYSTEM

     1.1 REVISIONS TO GLUCOSE SYSTEM. LifeScan and Selfcare intend to commercialize a different home use testing system for measuring the concentration of blood glucose than that described in Schedule 1.1 to the Master Agreement and hereby agree that for purposes of this Agreement, "Glucose System" means the electrochemical blood glucose testing system described in Schedule 1.1 to this Agreement, as the same may be modified with the written approval of LifeScan or pursuant to Section 3.5 of the Master Agreement. The parties note that payments made and required to be made by LifeScan under the Master Agreement and the payment for surrender and conversion of the Convertible Promissory Notes by Johnson & Johnson Development Corporation pursuant to the Investment Agreement continue to be governed by the definition of Glucose System set forth in those Agreements. The parties do not intend to duplicate the requirement of such payments and such payment, surrender and conversion based on the definition of Glucose System set forth in the Master Agreement and the Investment Agreement. Selfcare shall prepare a draft 510(k) Notification with respect to the Glucose System and Section 3.5 of the Master Agreement will apply to it such 510(k) Notification. Selfcare and LifeScan anticipate agreeing in the future to make changes from time to time in the specification for the Glucose System. LS Product produced by Selfcare for LifeScan which deviates from the required specification in minor respects or which does not yet comply with agreed changes shall be deemed to comply with the requirements of this Agreement so long as such LS Product meets applicable regulatory requirements and is accepted for purchase by LifeScan. In such a case the provisions of Article VII shall not apply based solely on any such minor deviations.

     1.2 DEFINITIONS. The following terms have the meanings indicated or referred to below. Other capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Master Agreement.

     "Base Strip Prices" - See Section 6.2.

     "Binding Capacity Plan" - See Section 3.2.

     "Capital Expenditure Make-up Payment" - See Section 3.5.

     "Capital Requirements Notice" - See Section 3.4.

     "Compatible Products" - See Section 2.2.

     "Force Majeure" means any act of God, accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure (other than as a result of non-compliance of the seized materials with applicable regulatory requirements), requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

     "Glucose System" - See Section 1.1.

     "LS Instrument" - See Section 2.1.

     "LS Products" - See Section 2.1.

     "LS Strip" - See Section 2.1.

     "Market Introduction" means any of (i) any sales, (ii) giveaways or (iii) presale promotional advertising by LifeScan or any such activities by an Affiliate of LifeScan, in each case, continuing for more than 30 days after the date on which Selfcare gives notice of such activities to LifeScan.

     "Person" means any individual, corporation, partnership or other entity.

     "Proposed Capacity Plan" - See Section 3.2.

     "Yearly Minimum" - See Section 4.4.

                                   ARTICLE II
                              SUPPLY OF LS PRODUCTS

     2.1 SUPPLY OF LS PRODUCTS. Selfcare and LifeScan agree that, after Selfcare has given notice to LifeScan that it is prepared to commence commercial production of LS Products and thereafter during the term of this Distribution Agreement, LifeScan shall have the right to purchase from Selfcare on the terms and conditions set forth herein and resell the following products (collectively, "LS Products"): (i) Instruments ("LS Instruments"), (ii) Test Strips ("LS Strips") designed to be used with LS Instruments, and (iii) Related Components, which in each case meet the specifications for the Glucose System. LS Products shall be manufactured by or at the direction of Selfcare for purchase and resale by LifeScan under this Distribution Agreement. LS Products shall not be resold by LifeScan except (i) under a brand name and trade dress that is proprietary to LifeScan or an Affiliate or (ii) on a private label basis under a brand name and trade dress that is proprietary to any Person which is not an LS Established Person.

     "LS Established Person" means any Person which had, prior to its first purchase from LifeScan of LS Products or other blood glucose measurement devices, more than $100,000,000 in annual worldwide sales in the market for home use testing of blood glucose.

     2.2 SUPPLY EXCLUSIVITY. Except as permitted by Article VII, during the term of this Distribution Agreement, neither LifeScan nor any Affiliate of LifeScan shall purchase from any supplier other than Selfcare any Compatible Product. "Compatible Product" means any Instrument, Test Strip or Related Component which is designed to be used with LS Instruments or LS Strips.

     2.3 SAFETY STOCK. Commencing one (1) year after the first date as of which LifeScan requests delivery of LS Products, Selfcare will exercise reasonable efforts to maintain an inventory of LS Products available to deliver to LifeScan sufficient to satisfy the greater of (i) two (2) times the average monthly purchases by LifeScan over the past six (6) months, or (ii) 1.75 times the monthly average of LifeScan's committed orders at the time.

     2.4 FORECASTS AND PURCHASE ORDERS. On or prior to December 31, March 31 and June 30 and September 30 of each year, LifeScan shall provide Selfcare with a written forecast of LifeScan's purchase requirements with respect to LS Products to be purchased by it during the next twelve (12) months. The amount of LS Products forecasted to be purchased by LifeScan in the first six months covered by such forecast shall constitute a firm order for such LS Products. If the amount of LS Products forecasted in the first three months of such forecast period differs from that set forth in the prior quarterly forecast, such changed amount shall constitute an offer to Selfcare to amend the prior period's purchase order. Such offer shall, however, be deemed to have been rejected unless accepted by Selfcare by notice within five days after receipt. With respect to the fourth, fifth and sixth month covered by such forecast, the amounts of LS Products set forth in such forecast shall constitute a purchase order for LS Products to be delivered during such months. LifeScan's forecast of its purchase requirements for the second half of each such 12-month period shall be advisory only.


                                   ARTICLE III
                                CAPACITY PLANNING

     3.1 CAPACITY PLAN CONCEPTS. From time to time LifeScan may, pursuant to this Article III, submit forecasts, referred to as Proposed Capacity Plans, to Selfcare for the purpose of establishing the volumes of LS Products which, if subsequently ordered by LifeScan and not delivered by Selfcare, will under certain circumstances entitle LifeScan to exercise certain rights under its Self-help License pursuant to Article VII. If such forecasts for LS Strips exceeds certain levels, Selfcare shall be entitled, pursuant to this Article III, to require LifeScan to make certain payments, referred to as Capital Expenditure Make-up Payments, if LifeScan confirms its volume projections and thereafter its orders fall short by certain amounts.

     3.2 PROPOSED AND BINDING CAPACITY PLAN DEFINITIONS. "Proposed Capacity Plan" means, for any calendar year and for any LS Products, the amount thereof, stated in terms of an average monthly purchase requirement, forecast in good faith by LifeScan to be ordered for delivery during such calendar year in a written projection of which LifeScan has given Selfcare notice as required below. LifeScan shall deliver Proposed Capacity Plans to Selfcare one year prior to the commencement of the calendar year to which they apply. Proposed Capacity Plans must be explicitly identified with bold print in the cover letter or transmittal form transmitting the document, and on each page of the document proposed to constitute the Proposed Capacity Plan, as a "PROPOSED CAPACITY PLAN PURSUANT TO THE SALES DISTRIBUTION AGREEMENT FOR TESTING SYSTEM FOR BLOOD GLUCOSE."

     "Binding Capacity Plan" means with respect to any calendar year (i) in the case of LS Strips, the Proposed Capacity Plan for such calendar year unless Selfcare has given a Capital Requirements Notice in response to it which has not been accepted by LifeScan, in which event the Binding Capacity Plan for such calendar year for LS Strips shall be such other amount as LifeScan and Selfcare shall agree and in the absence of any such agreement, the Yearly Minimum for such calendar year pursuant to Section 4.4 and (ii) in the case of any other LS Products, the Proposed Capacity Plan for such calendar year.

     3.3 BASE CAPACITY. "Base Capacity" means with respect to a Proposed Capacity Plan for a calendar year, the greater of (i) the highest Binding Capacity Plan for any then-prior calendar year with respect to which Selfcare has given a Capital Requirements Notice which has been accepted by LifeScan and
(ii) in the case of calendar years 1997 through 2001, the Yearly Minimum set forth in Section 4.4 with respect to such calendar year, and for 2002 and

                             CONFIDENTIAL TREATMENT

years thereafter, 115% of the LS Strips purchased by LifeScan during the 12-calendar month period preceding the date of delivery of such Proposed Capacity Plan, in each case stated on an average monthly basis.

     3.4 CAPITAL REQUIREMENTS NOTICES. If the average monthly purchase requirement for LS Strips projected by LifeScan in its Proposed Capacity Plan for a calendar year exceeds the applicable Base Capacity, Selfcare may give written notice (a "Capital Requirements Notice") to LifeScan within sixty (60) days after receipt of such Proposed Capacity Plan, indicating the capital expenditures that Selfcare reasonably estimates in good faith that it will need to make in order to meet LifeScan's projected demand. If Selfcare fails to deliver a Capital Requirements Notice to LifeScan with respect to a Proposed Capacity Plan, it shall become a Binding Capacity Plan and Selfcare shall not be entitled to require LifeScan to make Capital Expenditure Make-up Payments pursuant to Section 3.5 with respect to such Binding Capacity Plan.


     3.5 ACCEPTANCE AND REJECTION OF CAPITAL REQUIREMENTS NOTICES. If LifeScan does not accept a Capital Requirements Notice by giving notice to Selfcare within 30 days after receipt thereof, such Capital Requirements Notice shall be deemed rejected. If Selfcare gives a Capital Requirements Notice and it is rejected, Selfcare shall not be required to supply more LS Strips in the calendar year to which the Capital Requirements Notice relates than the greater of (i) the applicable Yearly Minimum or (ii) the maximum amount Selfcare can economically produce without incurring capital expenditures other than those necessary to maintain existing capacity and the Proposed Capacity Plan in response to which such Capital Requirements Notice was given shall not be effective for any purpose hereunder. If LifeScan accepts a Capital Requirements Notice given in response to a Proposed Capacity Plan for a calendar year by notice to Selfcare, such Proposed Capacity Plan shall become a Binding Capacity Plan and if LifeScan thereafter fails to order for delivery during such calendar year at least XXX of the number of strips projected to be purchased by LifeScan in such Binding Capacity Plan, then LifeScan shall make a payment (a "Capital Expenditure Make-up Payment") to Selfcare, promptly after written demand therefor, in an amount determined by the following formula:


CEMP =       Cap Ex x (Required [DELTA] -Actual [DELTA] ) / Required [DELTA]

where,

CEMP =       Capital Expenditure Make-up Payment with respect to a calendar year

Cap Ex = the lesser of the capital expenditures estimated by Selfcare in its Capital Requirements Notice or the actual capital expenditures made by Selfcare to increase LS Strip production capacity in response to the Binding Capacity Plan for such calendar year

                             CONFIDENTIAL TREATMENT


Required [DELTA]=        the amount by which XXX of the Binding Capacity Plan
                         for the calendar year at issue exceeds, in the case of calendar years through 2001, the Base Capacity for such year and in the case of calendar years thereafter, the total number of LS Strips projected to be purchased by LifeScan in the Binding Capacity Plan for the calendar year prior to the year at issue


Actual [DELTA]=          the amount by which LifeScan's total purchases of LS
                         Strips in the applicable Current Year exceeds, in the case of calendar years through 2001, the Base Capacity for such year and in the case of calendar years thereafter, the total number of LS Strips projected to be purchased by LifeScan in the Binding Capacity Plan for the calendar year prior to the year at issue

     For example, with respect to a calendar year after 2001, if the Binding Capacity Plan for the prior year is XXXXXXXXXXX, the Binding Capacity Plan for the calendar year at issue is XXXXXXXXXXX, Selfcare gives and LifeScan accepts a Capital Requirements Notice starting that Selfcare will be required to make capital expenditures of XXXXXXXXXX to meet such increased demand and actually spends somewhat more, and LifeScan's actual purchases in the year at issue are XXXXXXXXXXX, LifeScan will be obligated to make a Capital Expenditure Make-up Payment of XXXXXXXXXXX calculated as follows:

Cap Ex =                 XXXXXXXXXX
Required [DELTA]=        (XXX x XXXXXXXXXXX) - XXXXXXXXXXX, or XXXXXXXXXXX
Actual [DELTA]=          XXXXXXXXXXX - XXXXXXXXXXX or XXXXXXXXXXX
CEMP =                   XXXXXXXXXX  x (XXXXXXXXXXX - XXXXXXXXXXX) / XXXXXXXXXX
                         or XXXX of XXXXXXXXXX     or XXXXXXXXXXX


     3.6 CREDIT FOR CAPITAL EXPENDITURE MAKE-UP PAYMENTS. If LifeScan makes a Capital Expenditure Make-up Payment with respect to purchases of LS Strips for a calendar year (the "Payment Year"), then in each following calendar year thereafter (a "Credit Year") in which LifeScan purchases more LS Strips than it did in any prior year commencing with the year with respect to which such Capital Expenditure Make-up Payment was required, LifeScan shall be entitled to a credit against payments next due for LS Strips purchased thereafter. The amount of any such credit shall equal the amount by which such Capital Expenditure Make-up Payment exceeds the amount which would have been required had LifeScan's purchases of LS Strips in the Payment Year been equal to its purchases in the Credit Year, reduced by any credits taken with respect to any prior Credit Years.


     For example, continuing the example in Section 3.5, if in the first year after LifeScan makes the Capital Expenditure Make-up Payment of XXXXXXXXXXX, LifeScan's purchases of LS Strips are XXXXXXXXXXX, LifeScan shall be entitled to a credit calculated as follows:



                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                                CONFIDENTIAL TREATMENT



     Cap Ex =            XXXXXXXXXX
     Required [DELTA]=   XXXXXXXXXXX
     Actual [DELTA]=     XXXXXXXXXXX - XXXXXXXXXXX or XXXXXXXXXXX
     CEMP =              XXXXXXXXXX  x XXXXXXXXXXXX - XXXXXXXXXXXX / XXXXXXXXXX
                         or XXXX of XXXXXXXXXX or XXXXXXXXXXX
     Credit =            XXXXXXXXXXX - XXXXXXXXXXX or XXXXXXXXXXX

If in the second year after LifeScan makes the Capital Expenditure Make-up Payment of XXXXXXXXXXX LifeScan's purchases of LS Strips are XXXXXXXXXXX, LifeScan shall be entitled to a credit calculated as follows:

     Cap Ex =            XXXXXXXXXX
     Required [DELTA]=   XXXXXXXXXXX
     Actual [DELTA]=     XXXXXXXXXXX - XXXXXXXXXXX or XXXXXXXXXXX
     CEMP =              XXXXXXXXXX  x XXXXXXXXXXXX - XXXXXXXXXXXX / XXXXXXXXXXX
                         or XXXX of XXXXXXXXXX or XXXXXXXXXX
     Credit              = Difference in payment - prior credit or
                         XXXXXXXXXXXX - XXXXXXXXXX) - XXXXXXXXXXX or XXXXXXXXXX.


     3.7 COOPERATION REGARDING CAPITAL EXPENDITURE MAKE-UP PAYMENTS. LifeScan acknowledges that its obligation to make Capital Expenditure Make-up Payments is intended in part to facilitate financing which Selfcare may seek for the purpose of obtaining capital to expand its production capacity of LS Strips to meet LifeScan's demand. Prior to disclosing to any potential source of financing other than a bank, insurance company, pension fund or other institutional lender, any of the terms of any Transaction Agreement, however, Selfcare shall require that such potential source of financing agree to be subject to confidentiality obligations that are substantially equivalent to those binding upon Selfcare under Article V of the Master Agreement. LifeScan agrees to permit an assignment of Selfcare's rights to such payment to finance such capital expenditures and to deliver such further instruments as Selfcare or a proposed source of financing may reasonably require to obtain any such financing, including an agreement not to exercise any right of set off against any assignee of the right to receive Capital Expenditure Make-up Payments providing financing to Selfcare. LifeScan shall not, however, be required to incur any out-of-pocket expense or otherwise waive any right or claim against Selfcare.

                                   ARTICLE IV
                            MARKET DEVELOPMENT RIGHTS

     4.1 INITIAL SALES RESTRICTIONS. As an inducement to LifeScan to invest the monies and management resources necessary to develop the market for LS Products, Selfcare agrees that, except as provided in Sections 4.3, 4.4 and 4.5, Selfcare shall not, to the extent such restrictions are permitted by applicable law:



                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                             CONFIDENTIAL TREATMENT


          (a) sell Compatible Products other than to LifeScan anywhere in the world; or

          (b) sell Complete System Products other than to LifeScan anywhere in the world.

     4.2 RESERVED MARKETING RIGHTS. No term of this Agreement shall prohibit Selfcare from manufacturing and selling without restriction Test Strips for measuring blood glucose designed to be used, and usable without an additional electronic component not supplied by Selfcare, only with Instruments not manufactured or sold by Selfcare. The foregoing, however, shall not constitute a license or permission of use under any patent, patent application or other intellectual property rights owned or used by or licensed to LifeScan or JJDC or any of their Affiliates.

     4.3 FAILURE TO PURCHASE YEARLY MINIMUM. Following any failure by LifeScan to purchase the applicable Yearly Minimum of LS Strips with respect to a calendar year, the restriction set forth in Section 4.1(b) shall terminate and thereafter Selfcare shall be free to sell Complete System Products other than Compatible Products anywhere in the world, but shall not sell Complete System Products to or through an Established Person. On or before January 31 of each calendar year, LifeScan shall be entitled to order LS Strips and pay for such LS Strips at the time of placing an order for the purpose of satisfying its Yearly Minimum purchase requirements for the previous calendar year. LifeScan may elect, by giving notice to such effect to Selfcare not later than March 1 of each year, to have the purchases made during the prior January counted, in whole or in part, as purchases in the prior year. LS Strips shall be deemed to be "purchased" for purposes of the preceding sentence only when paid for by LifeScan, regardless of whether they have been delivered. Selfcare shall not be obligated to deliver LS Strips ordered pursuant to this Section 4.3 sooner than it is able to do so exercising commercially reasonable efforts.

     4.4 YEARLY MINIMUMS:

         (a) If Selfcare obtains FDA Clearance of the Glucose System by June 1, 1997 and has delivered to LifeScan the quantities of LS Product shown on
     Schedule 4.4 (or such lesser volumes as LifeScan has ordered for delivery on or prior to such date), the "Yearly Minimum" of LS Strips for the succeeding calendar years shall be the applicable amount indicated in the following table:


--------------------------------------------------------------------------------
Year        Yearly Minimum
----        --------------
--------------------------------------------------------------------------------
1997        XXXXXXXXXX
--------------------------------------------------------------------------------
1998        XXXXXXXXXX
--------------------------------------------------------------------------------

                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                             CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------
1999        XXXXXXXXXXX
--------------------------------------------------------------------------------
2000        XXXXXXXXXXX
--------------------------------------------------------------------------------
2001        XXXXXXXXXXX
--------------------------------------------------------------------------------
2002 and    XX% of the number of LS Strips purchased from Selfcare during the
each year   prior year; provided, however, that if Market Introduction has thereafter  occurred anywhere in the world with respect to any home use test system not provided by Selfcare which is designed to measure blood glucose and is based on a technology other than reflectance or non-
            electrochemical visually-read techniques, the applicable percentage shall be XXX% instead of XX%.
--------------------------------------------------------------------------------


          (b) If by January 31, 1998, Selfcare shall have obtained FDA Clearance of the Glucose System and shall have delivered the quantities of LS Products stated in Schedule 4.4 (or such lesser volumes as LifeScan has ordered for delivery on or prior to such date), then the Yearly Minimum of LS Strips shall be the applicable amount indicated in the following table (subject to adjustment as provided in Section 4.4(c) hereof):



--------------------------------------------------------------------------------
Year        Yearly Minimum
----        --------------
--------------------------------------------------------------------------------
1997        XXXX
--------------------------------------------------------------------------------
1998        XXXXXXXXXXXX
--------------------------------------------------------------------------------
1999        XXXXXXXXXXXX
--------------------------------------------------------------------------------
2000        XXXXXXXXXX
--------------------------------------------------------------------------------
2001        XXXXXXXXXXX
--------------------------------------------------------------------------------
2002        XXXXXXXXXXXXX
--------------------------------------------------------------------------------
2003 and    XX% of the number of LS Strips purchased from Selfcare during the
each year   prior year; provided, however, that if Market Introduction has thereafter  occurred anywhere in the world with respect to any home use test system not provided by Selfcare which is designed to measure blood glucose and is based on a technology other than reflectance or non-
            electrochemical visually-read techniques, the applicable percentage shall be XXX% instead of XX%.
--------------------------------------------------------------------------------


                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

          (c) If the Clearance/Delivery Date, as defined below, occurs after June 1, 1997 and before January 31, 1998, then the Yearly Minimums for each calendar year commencing 1998 shall be the weighted average of the amounts shown in the table in Section 4.4(a) and the amounts shown in the table in
     Section 4.4(b), with the weighting of the amounts shown in the table in
     Section 4.4(a) based on the number of days from the Clearance/Delivery Date until January 31, 1998, and the weighting of the amounts shown in the table in Section 4.4(b) based on the number of days between June 1, 1997 until the Clearance/Delivery Date. The Clearance/Delivery Date shall be the date on which the following two conditions are satisfied: (i) Selfcare has obtained FDA Clearance for the Glucose System and (ii) Selfcare has delivered to LifeScan the quantity of LS Products stated in Schedule 4.4 or such lesser amount as LifeScan shall have ordered for delivery through the date on which Selfcare obtains FDA clearance for the Glucose System.

          (d) If the Clearance/Delivery Date is after January 31, 1998, then the Yearly Minimum of LS Strips shall be as provided in Section 4.4(b) except that the dates shall be extended as agreed by LifeScan and Selfcare and, if they cannot agree, as determined by arbitration pursuant to Section 6.2 of the Master Agreement, and the fixed numbers of LS Strips shall be reduced as agreed by LifeScan and Selfcare and, if they cannot agree, determined by arbitration pursuant to Section 6.2 of the Master Agreement.

     4.5 INTRODUCTION OF COMPETING ELECTROCHEMICAL SYSTEM. If there is Market Introduction on or before December 31, 2001 anywhere in the world by LifeScan or any Affiliate of LifeScan of any electrochemical testing system designed to be capable of home use to measure the blood glucose and which is not supplied by Selfcare, then:

          (a) If such Market Introduction occurs on or before December 31, 1999 all restrictions set forth in Section 4.1 shall terminate.

          (b) If such Market Introduction occurs during the years 2000 or 2001, the restriction set forth in Section 4.1(b) shall terminate and thereafter Selfcare shall be free to sell Complete System Products other than Compatible Products anywhere in the world.

     4.6 NOTICE. LifeScan will give notice to Selfcare of any actions by LifeScan or any of its Affiliates of which the President of LifeScan becomes aware which are relevant to the restrictions applicable to Selfcare pursuant to
Article IV.

                             CONFIDENTIAL TREATMENT


                                    ARTICLE V
                        REQUIRED PURCHASE OF LS PRODUCTS


     If Selfcare has obtained FDA Clearance of the Glucose System after November 1, 1996 and before June 1, 1997, LifeScan agrees to purchase and pay for a minimum of XXXXXXXXXX LS Strips in 1998 and XXXXXXXXXX LS Strips in 1999. If Selfcare has not obtained FDA Clearance of the Glucose System by June 1, 1997, LifeScan may elect, by giving notice to Selfcare on or before the earlier of (i) the date which is sixty (60) days after Selfcare has obtained FDA Clearance of the Glucose System and (ii) April 1, 1998, to have the minimum purchase obligations set forth in the preceding sentence appropriately reduced and the amount of such reduction determined by agreement of the parties, or failing such agreement, by arbitration pursuant to Section 6.2 of the Master Agreement. If LifeScan fails to make such election, such minimum purchase obligations shall remain unchanged.


                                   ARTICLE VI
                                      PRICE

     6.1 LS PRODUCTS OTHER THAN LS STRIPS. The base price for LS Products other than LS Strips purchased by LifeScan hereunder shall be the cost at which such LS Products would be valued, on a FIFO basis under United States generally accepted accounting principles but including appropriate allocations of overhead, for reporting on the audited balance sheet of Selfcare at the end of the accounting period in which such LS Products is manufactured. Selfcare shall be entitled to select from time to time such accounting period not longer than a calendar year as it may elect for the purpose of this Section 6.1 so long as in changing accounting periods, no cost data shall be taken into account more than once. Unless LifeScan otherwise requests, Selfcare will contract for products other than LS Strips solely in U.S. Dollars. If Selfcare is permitted to contract for products other than LS Strips in a currency other than U.S. Dollars, pricing for LS Products pursuant to Section 6.1 shall be calculated based on the currencies in which such costs are incurred by Selfcare and shall be converted to U.S. Dollars at the prices at which such currencies could be purchased with U.S. Dollars prevailing at the time Selfcare prepares invoices for such LS Products.

     6.2 BASE STRIP PRICES. In each calendar year, the base price per LS Strip (the "Base Strip Prices") purchased by LifeScan hereunder shall depend on the annualized total number of LS Strips purchased by LifeScan during such year, as set forth below, subject to reduction as provided in this Section 6.2:



                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                             CONFIDENTIAL TREATMENT




---------------------------------------------------------------------------------------------------
         Number of Test Strips Purchased               Price per strip in        Price per strip in
            During Such Calendar Year                    Pounds Sterling            U.S. Dollars
             (on an annualized basis)
---------------------------------------------------------------------------------------------------
Fewer than XXXXXXXXXXX                                        XXXXX                     XXXXX

XXXXXXXXXXX to XXXXXXXXXXX                                    XXXXX                     XXXXX

XXXXXXXXXXX to XXXXXXXXXXX                                    XXXXX                     XXXXX

XXXXXXXXXXX to XXXXXXXXXXX                                    XXXXX                     XXXXX

XXXXXXXXXXX to XXXXXXXXXXX                                    XXXXX                     XXXXX

XXXXXXXXXXX to XXXXXXXXXXX                                    XXXXX                     XXXXX

XXXXXXXXXXX or more                                           XXXXX                     XXXXX
---------------------------------------------------------------------------------------------------




Each of the base prices per strip set forth above shall be decreased by $XXXX, for the prices stated in U.S. Dollars, and XXXXX Pounds Sterling for the prices stated in Pounds Sterling, for the remainder of the term of this Distribution Agreement if LifeScan pays to Selfcare $XXXXXXXXX and enters into a Distribution Agreement with respect to the first System to be offered to LifeScan pursuant to
Section 3.2 of the Master Agreement. The price to be paid by LifeScan for LS Strips ordered in any year shall be the applicable Base Strip Price adjusted as provided in Sections 6.4 and 6.5 through the date of invoicing.


     6.3 PAYMENT IN LOCAL CURRENCY FOR LS STRIPS. LifeScan will be invoiced in Pounds Sterling and pay in Pounds Sterling for LS Strips which have production cost in Pounds Sterling. LifeScan will be invoiced in U.S. Dollars and pay in U.S. Dollars for LS Strips which have production cost in U.S. Dollars. If Selfcare manufactures outside of United Kingdom and United States, it will not be protected on currency fluctuations unless LifeScan otherwise agrees.

     6.4 ADJUSTMENT BASED ON LS RESALE PRICE. Each calendar year (a "Price Year") the strip prices shall be increased (but never decreased) in proportion to the increase, if any, in the LS Resale Price from (i) the calendar year beginning two years prior to such Price Year to (ii) the calendar year beginning one year prior to such Price Year provided that if the LS Resale Price shall decrease from one calendar year to the next, the LS Resale Price shall be deemed to have remained at the level in effect prior to such decrease until thereafter exceeded.

     "LS Resale Price" means the weighted average world-wide price at which LifeScan resells LS Strips.

                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

        6.5 ADJUSTMENT BASED ON SELFCARE PROFITABILITY. If the sale of LS
Strips to LifeScan on the pricing terms provided in this Agreement ceases to be profitable for Selfcare, the parties agree that in lieu of the price otherwise applicable under this Agreement, the price for LS Strips shall be such amount as gives Selfcare a commercially reasonable profit. The Parties agree to negotiate in good faith with regard to any such price adjustment. The determination of the amount of such profit shall include comparison with other Selfcare product lines as well as other similar OEM arrangements, and shall take into account reasonable allocations of Selfcare's overhead. If Selfcare claims that it is entitled to a pricing adjustment under this Section 6.5, LifeScan shall be entitled to audit Selfcare's books and records to the extent necessary to verify Selfcare's claims with regard to its profitability.

                                   ARTICLE VII
                          FAILURE BY SELFCARE TO SUPPLY

     7.1 DEFINITIONS RELATING TO SELF-HELP LICENSING. "Required Amount" means, with respect to any calendar year, the lesser of (i) the amount of LS Product ordered by LifeScan for delivery during such period or (ii) the amount of product forecast to be ordered by LifeScan for delivery during such calendar year, in the Binding Capacity Plan, in each case calculated ratably on a monthly basis.

     A "Supply Default" shall occur if:

          (a) Selfcare fails to ship to LifeScan on a cumulative basis during any period of four consecutive calendar months (the "First Period") the Required Amount of any LS Products for such First Period; and

          (b) after notice of such failure by LifeScan to Selfcare, Selfcare fails, during the course of the four consecutive calendar months immediately following such notice (the "Second Period"), to ship to LifeScan an amount of such LS Products equal to the lesser of (i) the amount of such product for which LifeScan requests delivery during the Second Period and (ii) the sum of the Required Amount for the Second Period and the short fall in Selfcare's deliveries of such product from the Required Amount during the First Period.

     "Self-help License" means a nonexclusive license on the terms set forth in this Article VII of Selfcare's rights in patents and know-how used in making, using or selling the LS Products as to which either a Supply Default has occurred or Selfcare's production capabilities have been affected by Force Majeure, whichever is applicable, to make, use and sell such LS Products for so long as Selfcare fails to supply the Required Amount of such LS Products. Any such license shall permit LifeScan to authorize others to make any such LS Products exclusively for LifeScan so long as such parties agree to terms to protect the confidentiality of Selfcare's Confidential Information that are substantially equivalent to those set forth in Article V of the Master Agreement. In no event, however, shall LifeScan be entitled to authorize any Person other than Persons which are Affiliates of LifeScan, for so long as they remain Affiliates, to print Test Strips.

     7.2 LICENSE ON SUPPLY DEFAULT. Selfcare hereby grants to LifeScan a Self-help License, but LifeScan shall not exercise any right under such license unless and until Selfcare shall have acknowledged, or an arbitrator pursuant to
Section 6.2 of the Master Agreement, shall have determined (i) that a Supply Default shall have occurred other than as a result of Force Majeure or (ii) that the conditions to the exercise by LifeScan of its rights under the Self-help License pursuant to Section 7.3 or 7.4 have been satisfied.

     7.3 COMMUNICATIONS FOLLOWING FORCE MAJEURE. If Selfcare becomes aware that as a result of Force Majeure, a Supply Default is likely to occur, Selfcare will give notice to LifeScan indicating the extent to which its capability of supplying LS Products has been affected, together with an estimate of the time anticipated for Selfcare to restore its manufacturing capability in order to meet the applicable Binding Capacity Plan. If such period is less than eight (8) months from the date of the occurrence of the Force Majeure, Selfcare shall diligently attempt to restore its production capabilities and LifeScan shall not be entitled to exercise any of its rights under the Self-help License. If Selfcare estimates that it will take more than eight (8) months from the date of the occurrence of the Force Majeure to restore such manufacturing capability, LifeScan may, if it determines in good faith that it could build an alternative manufacturing capability for the affected LS Products in a shorter time frame, give notice (a "Supply Timing Notice") to such effect to Selfcare within thirty
(30) days after receipt of Selfcare's estimate. Within thirty (30) days after receipt of such notice, Selfcare shall elect whether to reduce its estimate to the period estimated by LifeScan to build such capability, and failing to give a notice, shall be deemed to have elected not to alter its estimate.

     7.4 RIGHTS FOLLOWING FORCE MAJEURE. If LifeScan has given a Supply Timing Notice and Selfcare fails to elect to reduce its estimate to the period estimated by LifeScan to build its own capability, or if following the occurrence of a Force Majeure affecting the supply of LS Products, Selfcare fails diligently to attempt to re-establish its supply capabilities, LifeScan shall be permitted to exercise all of its rights under the Self-help License. If Selfcare elects to reduce its estimate to meet LifeScan's estimated time to start a supply of the affected LS Product and thereafter fails within a time period equal to one hundred and fifteen percent (115%) of the period from the occurrence of the Force Majeure until the revised estimated date to have production capability restored, to restore such production capability and resume supply of LS Products to LifeScan in the Required Amount, then (i) LifeScan shall be entitled to exercise its rights under the Self-help License, and (ii) Selfcare will, if it elects to commence resupplying such product, supply without charge LS Product in an amount equal to the average monthly portion of the Required Amount of such LS Product in effect during the time Selfcare was rebuilding its production facilities, multiplied by the number of months which Selfcare estimated it would take to rebuild.

                             CONFIDENTIAL TREATMENT


     7.5 RESTORATION OF SUPPLY BY SELFCARE. If LifeScan is permitted pursuant to this Article VII to exercise its rights under the Self-help License, Selfcare shall no longer be required to supply the LS Product with respect to which LifeScan has become so permitted. Selfcare, however, shall be entitled to restart supplying such LS Products as provided in this Section 7.5. If after LifeScan has become entitled to exercise its rights under the Self-help License pursuant to this Article VII, LifeScan expends funds in order to establish a production capability as permitted by such license, then, except as provided below in this Section 7.5, Selfcare must, in order to require LifeScan to discontinue establishment of or use of such production capability and restart purchases of the affected LS Products from Selfcare, agree to reimburse LifeScan with the amount it has expended on equipment, personnel and other out-of-pocket costs (collectively, "Self-help Costs") in establishing such production capability, such reimbursement to be in eight (8) equal quarterly payments commencing three (3) months after Selfcare restarts supplying LifeScan. If LifeScan has become entitled to exercise its rights under the Self-help License pursuant to this Article VII and fails to establish a supply capability sufficient to meet the applicable Required Amount within 115% of the period specified in LifeScan's Supply Timing Notice, then LifeScan shall not be entitled to reimbursement of its Self-help Costs if Selfcare elects to restart supply of the applicable LS Products.


     7.6 TERMS, ROYALTIES. Any LS Products produced by LifeScan pursuant to the Self-help License granted hereby must be sold by it only in the manner provided for in Section 2.1 hereof and otherwise in accordance with all of the terms of this Distribution Agreement. LifeScan shall not pay for such LS Products in accordance with Article VI but rather shall pay a royalty to Selfcare equal to:
(i) with respect to LS Products other than LS Strips, XXX% of LifeScan's gross sales revenue of such LS Products sold, net of returns, discounts and allowances, and (ii) with respect to LS Strips, the greater of (x) XXX% of LifeScan's gross sales revenue of LS Strips sold, net of returns, discounts and allowances or (y) on a per strip basis, Selfcare's average per strip gross margin for the calendar year immediately preceding the date on which the conditions giving rise to LifeScan's right to exercise its Self-help License occur; provided that, in the event that Selfcare willfully failed to deliver the requisite amount of LS Strips, then such royalty shall be the amount specified in clause (x), even if the amount specified in clause (y) is greater.


     7.7 COOPERATION. Pursuant to the Self-help License, LifeScan shall have the right to receive from Selfcare the tangible embodiment of the information and intellectual property licensed under the Self-help License, including without limitation copies of all specifications, drawings, notebooks and bills of materials, such assistance as LifeScan may reasonably require in its exercise of rights under such Self-help License, including, without limitation, providing LifeScan with appropriate know-how and training in the manufacture of LS Products. It is the intention of LifeScan and Selfcare that the Self-help License constitutes a license of intellectual property as defined in Title 11, U.S. Code, and that LifeScan receive all of the benefits of Section 365(n) of the Bankruptcy Code (or successor statute or provision) with respect to such


                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION license. Further, all rights, powers and remedies of LifeScan provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including without limitation Title 11, U.S. Code) in the event of a filing of a petition for relief by or with respect to Selfcare under such Title 11 (or successor statute). LifeScan will reimburse Selfcare's reasonable and necessary out-of-pocket expenses incurred in connection with such assistance. Such license and any communications pursuant thereto is subject to the confidentiality provisions set forth in the Master Agreement. Except as contemplated by the definition of Self-help License, LifeScan shall not grant sublicenses of the license granted to it pursuant to this Article VI.

     7.8 EXCLUSIVE REMEDY. The exercise by LifeScan of its rights under the Self-help License shall be the sole and exclusive remedy for failure of Selfcare to supply LS Product, unless such failure was willful on the part of Selfcare, in which case LifeScan shall have the benefit of any additional remedy to which it may be entitled by law.

                                  ARTICLE VIII
                                CERTAIN COVENANTS

     8.1 LIFESCAN COVENANTS. LifeScan agrees that it will:

          (a) Keep Selfcare apprised of the development by LifeScan of marketing plans and strategies for the sale of LS Products and allow Selfcare the opportunity to comment on same and meet with officers and staff in charge of such plans and strategies. LifeScan shall report at least quarterly, and shall report reasonably promptly after request by Selfcare, information regarding LS Products sales, performance, returns and warranty problems.

          (b) Sell LS Products only in compliance with and to the extent permitted by applicable law and the applicable product specifications. LifeScan shall communicate to Selfcare information it learns about the effect of, the introduction of or any amendment or change of interpretation of any law, statute, regulation, order or ordinance applicable in any jurisdiction in which LifeScan sells or markets LS Products which may relate to the manufacturing, labeling or packaging of LS Products.

          (c) Not act in any way that would give the impression that it has the authority to bind Selfcare in any respect whatsoever.

          (d) Not make any oral or written representations or claims which are inconsistent to any material extent with the specifications, operating instructions, warranties, or representations given or made by Selfcare with respect to LS Products.

          (e) Promptly give written notice to Selfcare of any breach of a provision hereof by LifeScan of which it may become aware or of any sales, giveaways or presale promotional advertising by LifeScan or, to the extent that the president of LifeScan becomes aware thereof, any such activities by an Affiliate of LifeScan, anywhere in the world with respect to any home use test system not provided by Selfcare which is designed to measure blood glucose and is based on a technology other than reflectance or non-electrochemical visually-read techniques.

     8.2  SELFCARE COVENANTS. Selfcare agrees that it will:

          (a) Comply with the terms of any approval from the FDA which are required in order to manufacture and sell to LifeScan LS Products. Selfcare shall communicate to LifeScan information it learns about the effect of, the introduction of or any amendment or change of interpretation of any law, statute, regulation, order bearing on the FDA Clearance for LS Products.

          (b) Not act in any way that would give the impression that it has authority to bind LifeScan in any respect whatsoever.

          (c) Except as may be required by applicable law, not make any public announcements for the purpose of selling LS Products to parties other than LifeScan stating that LS Products are manufactured by Selfcare or directly comparing LS Products with other products manufactured by Selfcare.

          (d) Promptly give written notice to LifeScan of any breach by Selfcare hereunder of which it may become aware.

     8.3 AUTHORIZATION. Each party hereto represents that it has full power to execute, deliver and perform this Distribution Agreement and that this Distribution Agreement has been duly executed and delivered by such party and is the legal, valid and, assuming due execution by the other parties hereto, binding obligation of such party, enforceable against such party in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Distribution Agreement has been duly authorized by all necessary corporate action of such party.

     8.4 INDEMNIFICATION.

          (a) Selfcare shall indemnify and hold harmless LifeScan and its Affiliates and their officers, directors and employees from and against any and all claims, losses, damages, judgments, costs, awards, expenses (including reasonable attorneys' fees) and liabilities of every kind (collectively, "Losses") arising directly out of or resulting directly from any breach by Selfcare of any of its warranties, guarantees, representations, obligations or covenants contained herein.

          (b) LifeScan shall indemnify and hold harmless Selfcare and its Affiliates and their officers, directors and employees from and against any and all Losses arising directly out of or resulting directly from any breach by LifeScan of any of its warranties, guarantees, representations, obligations or covenants contained herein.

          (c) Each indemnified party agrees to give the indemnifying party proper written notice of any matter upon which such indemnified party intends to base a claim for indemnification (an "Indemnity Claim") under
     Article 8. The indemnifying party shall have the right to participate jointly with the indemnified party in the indemnified party's defense, settlement or other disposition of any Indemnity Claim. With respect to any Indemnity Claim relating solely to the payment of money damages and which would not result in the indemnified party's becoming subject to injunctive or other equitable relief or otherwise adversely affect the business of the indemnified party in any manner, and as to which the indemnified party shall have acknowledged in writing the obligation to indemnify the indemnified party hereunder, the indemnifying party shall have the sole right to defend, settle or otherwise dispose of such Indemnity Claim, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate, provided that the indemnifying party shall provide reasonable evidence of its ability to pay any damages claimed and with respect to any such settlement shall have obtained the written release of the indemnified party from the Indemnity Claim. The indemnifying party shall obtain the written consent of the indemnified party, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any Indemnity Claim if as a result thereof the indemnified party would become subject to injunctive or other equitable relief or the business of the indemnified party would be adversely affected in any manner.

          (d) Each party shall maintain comprehensive general liability insurance in an aggregate amount of at least $20,000,000 with such insurers and upon such terms as are reasonably acceptable to the other party, listing such party as a named insured under the policy and requiring that such party receive thirty (30) days' prior written notice from the insurer prior to the cancellation or diminution of coverage under such policy.

          (e) This Section 8.4 shall survive any termination of this Agreement.

                                   ARTICLE IX
                         AGREEMENTS REGARDING TECHNOLOGY

     9.1 INFRINGEMENT OF SELFCARE'S TECHNOLOGY. LifeScan and Selfcare shall each notify the other as soon as practicable after it becomes aware of any infringement by a third party of, or unlawful use by a third party of, Selfcare's proprietary technology. Either party may prosecute and defend any action or proceeding which it deems necessary in connection with any infringement by a third party of a patent-protected technology incorporated in LS Products. Any and all damages recovered in any such action shall first be applied to pay all costs and expenses of any such action. Any remaining recovery shall be shared by both parties in accordance with the damage sustained by each as a result of such infringement. If the recovery in any such action is not sufficient to pay any and all costs of such action or proceeding, such costs shall be borne entirely by the parties which incurred them. In any such case, the party initiating the prosecution shall afford the other party an opportunity to be involved in all proceedings.

     9.2 U.S. AND EUROPEAN PATENT CONVENTION PATENT CONFLICTS. Selfcare agrees to defend, at its own expense, and to pay all costs and damages awarded against LifeScan based on, any and all claims by third parties arising from actual or alleged infringement by LS Products of any U.S. patent or patent issued by a participant in the European Patent Convention; provided that Selfcare's obligation to pay such costs and damages under this Section 9.2 shall not apply to the extent that such actual or alleged infringement arises out of modifications to LS Products made by LifeScan; and provided that Selfcare's obligation to pay such costs and damages shall be subject to and limited by the following provisions of this Section 9.2. In the event that LifeScan receives a claim or notice of a claim that is or may be subject to indemnification under this Section 9.2, LifeScan shall (i) give Selfcare prompt written notice of such claim or notice of claim, (ii) cooperate with Selfcare at Selfcare's expense in every reasonable manner in the defense of such claim, and (iii) permit Selfcare to assume and control the defense thereof at Selfcare's cost and expense, provided that LifeScan shall have the right, at its option and at its expense, to participate in the defense of such claim through counsel of its own choosing. If infringement is held to exist, or if either party determines that a finding of infringement is likely, the parties agree to discuss in good faith alternative arrangements under which the liability of the parties could be reduced, including possible revisions to the infringing material so as to make it non-infringing, or arranging to procure for LifeScan the right to continue using the infringing material to the extent permitted by this Distribution Agreement, provided that neither party shall be obligated to agree to any particular alternative arrangements under this sentence and neither party shall have any liability for failing to agree upon any such alternative arrangements. Notwithstanding anything else in this Distribution Agreement, if LifeScan is not enjoined from selling LS Products as a result of any actual infringement of a U.S. patent or patent issued by a participant in the European Patent Convention, Selfcare's liability to LifeScan under this Section 9.2 shall be limited to future amounts payable by LifeScan to Selfcare hereunder in respect of purchases of LS Products, and shall be collected by LifeScan solely by set-off against such amounts as they accrue, provided that if there exist any unpaid amounts due under this Section 9.2 at the termination of this Distribution Agreement, Selfcare shall be required to pay such amount in cash up to the amount of its liability under this Section 9.2 upon such termination.

     9.3 PATENT CONFLICTS IN OTHER COUNTRIES. At least sixty (60) days prior to commencement of the sale of LS Products outside of the United States and countries which are participants in the European Patent Convention, LifeScan shall give notice to Selfcare indicating that it plans to commence the sale of LS Products in such a country. Following such notice, Selfcare will arrange for a search of patent conflicts in each such country and, after completion of such search, notify LifeScan whether it is prepared to expand the provisions of Section 9.2 to apply to such country's patents. If LifeScan gives a notice contemplated by this
Section 9.3 and Selfcare fails thereafter to notify LifeScan that it is prepared to expand the application of Section 9.2 to apply to the patents of such country, then LifeScan shall not sell LS Products in such country and the minimum purchase obligations of LifeScan pursuant to Section 4.4 shall be equitably adjusted.

     9.4 TECHNICAL INFORMATION NECESSARY FOR MARKETING. Selfcare shall furnish to LifeScan any technical information or instructions necessary for the marketing of LS Product. LifeScan acknowledges and agrees that all such technical information communicated by Selfcare to LifeScan shall be the exclusive property of Selfcare and shall be deemed to be "Confidential Information" within the meaning of Article V of the Investment Agreement. LifeScan further acknowledges and recognizes that Selfcare claims exclusive ownership of its proprietary technology relating to the Glucose System and further undertakes that it will not represent that it has any title to or right of ownership in such technology.

                                    ARTICLE X
                                  MISCELLANEOUS

     10.1 INVOICING, SHIPPING AND PAYMENT. Selfcare shall advise LifeScan of relevant addresses for orders. All LS Products supplied are F.O.B. Selfcare's warehouse facilities as they may be from time to time. LifeScan shall bear all risk of loss or damage to LS Products after loading on board the carrier at the F.O.B. point or after delivery to LifeScan at the F.O.B. point. LifeScan shall be liable for all shipping, air freight, insurance, handling charges and other transportation fees and tariffs and any other impost imposed by any government or instrumentality, except for any such measured by the net income of Selfcare. Except as otherwise provided in Section 6.3, payments for LS Products shall be made in U.S. Dollars by LifeScan to Selfcare for each shipment of LS Products not later than thirty (30) days after the date of the invoice therefore which shall not be earlier than the date of shipping by Selfcare, except that in the case of purchase prices which cannot be determined until a later date (e.g., the cost of Instruments based on a GAAP Inventory cost, the cost of LS Strips based on annual purchases), the parties shall agree on an estimated cost, which LifeScan shall remit within such 30-day period, and appropriate adjustments shall be promptly made after determination of the definitive purchase prices. Payments shall be by check drawn on the regular account of LifeScan.

     10.2 PRODUCT WARRANTIES. Selfcare represents and warrants to LifeScan that all LS Product supplied in connection with this Distribution Agreement shall be of merchantable quality, fit for the purpose intended by this Distribution Agreement and free from defects in material and workmanship and shall be manufactured and provided by Selfcare (i) in

                             CONFIDENTIAL TREATMENT



accordance and conformity with any applicable FDA Clearance, or in the absence of thereof, in accordance with the definition of the Glucose System and (ii) in compliance with all applicable federal, state or municipal statutes, laws, rules or regulations, including those relating to the environment, food or drugs and occupational health and safety. Without limiting the foregoing, Selfcare represents and warrants that it shall comply with all present and future statutes, laws, ordinances and regulations relating to the manufacture, assembly and supply of LS Products being provided hereunder, including, without limitation, those enforced by the FDA (including compliance with good manufacturing practices). In the event that any LS Products, upon delivery, do not conform as aforesaid, LifeScan's remedy shall be limited to the repair or replacement (at Selfcare's option) of such nonconforming LS Products within a reasonable period of time. In no event shall Selfcare be liable for indirect, consequential or money damages, whether in contract, tort or otherwise. LifeScan agrees that it will deal directly with its customers concerning warranty matters relating to LS Products, and Selfcare will not be required to participate in such dealings.

     10.3 AGREEMENT TERM. The term of this Distribution Agreement shall commence on the date hereof and shall remain in effect through December 31, 2010.

     10.4 TERMINATION. This Distribution Agreement shall remain in effect as stated in Section 10.3, PROVIDED, HOWEVER, that either party may terminate this Distribution Agreement upon the occurrence of any of the following:

          (a) the other party makes a general assignment for the benefit of creditors, is insolvent, shall have been adjudicated a bankrupt, shall have filed a voluntary petition for bankruptcy or for reorganization or effectuated a plan or other similar arrangement with creditors, shall have filed against it proceedings for an adjudication in bankruptcy or reorganization, or shall have applied for or permitted the employment of a receiver or trustee or custodian for any of its property or assets;

          (b) there is by the other party a material default, breach or failure to perform any of the obligations, warranties or representations set forth in this Distribution Agreement, and such default, breach or failure to perform shall continue for a period of thirty (30) days after notice thereof from the other party; or

          (c) nonpayment of any sums due from the other party hereunder within thirty (30) days after such sums become due and payable, after reasonable means have been employed to collect such sums.


          (d) the Yearly Minimum pursuant to Section 4.4 for any full calendar year after 2001 is less than XXXXXXXXXX Test Strips.


     10.5 MISCELLANEOUS. This Distribution Agreement is one of the Transaction Agreements that are subject to the terms and conditions set forth in the Master Agreement.


                     MATERIAL OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

     IN WITNESS WHEREOF, Selfcare and LifeScan have executed this Distribution Agreement on the day first above written.

                                  Selfcare, Inc.



                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  LifeScan, Inc.



                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


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